UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1
TO
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October  27, 2003

HealthGate Data Corp.

(Exact name of registrant as specified in its charter)

Commission file number   0-28701

Delaware	04-3220927
(state or other jurisdiction of incorporation)	(IRS employer identification no.)

25 Corporate Drive, Suite 310, Burlington, Massachusetts  01803

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code:  (781) 685-4000

HealthGate Data Corp.

Form 8-K/A Amendment No. 1

Item 5.  Other Events and Required FD Disclosure

A new Item 5 is hereby added to the Current Report on Form 8-K (date of earliest event reported: October 27, 2003) of HealthGate Data Corp., a Delaware corporation (“HealthGate” or the “Registrant”), as follows:

HealthGate and Eric W.  Thrailkill, Chief Operating Officer, have begun discussing a mutually-agreeable termination of Mr. Thrailkill’s employment.  HealthGate believes that an arrangement will be reached shortly pursuant to which Mr. Thrailkill will no longer be an employee or officer of HealthGate.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

Item 7 of the Current Report on Form 8-K (date of earliest event reported: October 27, 2003) of HealthGate Data Corp., a Delaware corporation (“HealthGate” or the “Registrant”), is hereby amended to read in its entirety as follows:

(a)	Financial Statements of Businesses Acquired.

None supplied.

Following the acquisition of certain assets and liabilities of EBM Solutions, Inc. (“EBM”) on October 27, 2003, Registrant attempted to prepare financial statements and pro forma information required by Item 7 of Form 8-K.  Despite Registrant’s good faith efforts, EBM had insufficient records to prepare the required financial statements and pro forma financial information.

Pursuant to Rule 3-13 of Regulation S-X, Registrant has delivered to the Commission a written request that the Commission permit the omission from Registrant’s Form 8-K the required financial statements and pro forma financial information.  The Registrant can not predict when the Commission will respond to the Registrant’s Rule 3-13 request or, if the Commission responds to Registrant’s request, that the Commission will permit the omission of the financial statements and pro forma financial information otherwise required for Form 8-K.

Because it is impossible for the Registrant to prepare the required financial statements and pro forma financial information, if the Commission does not permit omission of such statements and information, the Registrant will not have satisfactorily filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 and the Registrant will report the non-filing on its Forms 10-K and 10-Qs, as required.

(b)	Pro Forma Financial Information.

None supplied. See Item 7(a), above.

(c)	Exhibits.

	Exhibit No.		Description

	2.1	*	Asset Purchase Agreement, dated October 3, 2003 between HealthGate Data Corp. and EBM Solutions, Inc. (excluding exhibits and schedules).

	4.1	*	Warrant to Purchase Common Stock of HealthGate Data Corp., dated October 27, 2003, covering 333,333 shares of common stock.

	4.2	*	Registration Rights Agreement, dated October 27, 2003 between HealthGate Data Corp. and certain investors.

	10.1	*	Employment Agreement, dated October 27, 2003 between HealthGate Data Corp. and Eric W. Thrailkill.

	10.2	*	Stock Purchase Agreement, dated October 3, 2003, between HealthGate Data Corp. and certain investors (excluding exhibits and schedules).

	99.1	*	Press Release, dated October 27, 2003, concerning HealthGate Data Corp.’s acquisition of the assets of EBM Solutions.

* Filed with Form 8-K filed on October 31, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

HealthGate Data Corp.

Date: January 12, 2004	By:	/s/ William S. Reece
William S. Reece
Chairman and Chief Executive Officer

	By:	/s/ Veronica Zsolcsak
Veronica Zsolcsak
Chief Financial Officer